EXHIBIT 10.14
Translated From Japanese

To Global Hotline, Inc.
                                                                       4/19/2006
KDDI Network & Solutions
Network Business Head Office
Promotion General Manager
Takeshi Ogawa

                FIRST HALF OF 2006, "METAL PLUS TELEPHONE SERVICE
                      (FOR BUSINESS USE) OBTAIN CAMPAIGN".

1. TERM: From April 1, 2006 to the closing date of the registration in September, 2006. Monthly closing date during the campaign term is designated by KDDI Network & Solutions in each case.

2. CONTENTS: Under the conditions as below, regarding the target line applied during the campaign term and designated on the attached slip of "Business Outsourcing Basic Agreement", "Commission service for Metal Plus' application work", shall pay campaign commission in addition to the commission.

(1)  RECEPTION COMMISSION

     Category: Analog and BRI

     Unit: per line

     Payment condition: Effective lines accepted and registered in KDDI computer during the campaign term.

     Payment amount: * yen per line.

(2)  VOLUME COMMISSION

     Category: Analog and BRI

     Unit: per line

     Payment condition: Only paid if the total number of the target lines reaches the number of the lines mentioned in appendix 1 during the campaign term. Including the cancelled lines during the term.

     Payment amount: See appendix 1.


(3)  ADDITIONAL SERVICE COMMISSION

     Category: Analog and BRI

     Unit: per additional service (transfer service)

     Payment condition: Effective lines accepted and registered in KDDI computer during the campaign term, and the lines this service is available for.

     Payment amount: * yen per line X 12
_________________

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

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

(4)  CONTINUOUS COMMISSION

     Category: Analog and BRI

     Unit: per line

     Payment condition: Effective lines accepted and registered in KDDI computer during the campaign term, and the lines this service is available for. ("Available" means that Metal Plus telephone service has started accounting.) However, if the target line is cancelled during the payment term, the commission payment shall be suspended. If E-E sales reach the sales in appendix2 at least once, the payment term will be extended according to the rule.

     Payment amount: Analog * yen per line X 12
                     BRI * yen per line X 12

APPENDIX 1

Cumulative term: During the campaign term

Payment target: Analog & BRI

Number of the lines & Payment amount

30,000 - 39,999 : * yen per line

40,000 - 49,999 : * yen per line

More than 50,000 : * yen per line

APPENDIX 2

Cumulative term: Through 2006

Payment target: Analog & BRI

Sales & Payment term

More than * yen : 36 months

More than * yen : 60 months

This campaign commission shall only be paid if new application is handled in the business area on the Website "Get's" for agents and separately designated in writing by KDDI Network & Solutions.

3.   TARGET AGENT CODE: Agent code 1033881000 and under all

4.   PAYMENT METHOD
_________________

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

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

(1)  RECEPTION COMMISSION

     Payment day: Shall pay by the next end of month of the date accepted and registered in KDDI computer.

     Transfer account: Bank account as the transfer account for usual commission designated by Global Hotline.

(2)  VOLUME COMMISSION

     Payment day: 10/31/2006

     Transfer account: Bank account as the transfer account for usual commission designated by Global Hotline.

(3)  ADDITIONAL SERVICE COMMISSION

     Payment day: 11/30/2006

     Transfer account: Bank account as the transfer account for usual commission designated by Global Hotline

(4)  CONTINUOUS COMMISSION

     Payment day: By from the next end of month of the month this service opens to every end of month, shall pay according to the designated number of times.

     Transfer account: Bank account as the transfer account for usual commission designated by Global Hotline

5. COMMISSION REIMBURSEMENT: After accepting an application, regarding lines not opened within 3 months from the next month the registration date belongs or lines cancelled within 2 months, (1) Reception commission already received should be returned immediately.

6. PAYMENT SUSPENSION: If break the performance method of the business, prohibition matter and recommission rule designated in attached slip, KDDI Network & Solutions can suspend this campaign commission.

7. OTHERS: Regarding the matter not prescribed here, follow "Business subcontracting basic agreement".

KDDI Network & Solutions agreed the Metal Plus telephone service (for business use) obtain sales area separately designated by Global Hotline as well as participation of the campaign as mentioned above.

4/25/2006
/s/ Hideki Anan
Global Hotline, Inc
Representative director: Hideki Anan

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